UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2022

Intercept Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35668 (Commission File Number)	22-3868459 (IRS Employer Identification No.)

10 Hudson Yards, 37th Floor

New York, NY 10001

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 747-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ICPT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 7, 2022, Intercept Pharmaceuticals, Inc. (the “Company”) entered into an Agreement of Lease (the “Lease”) with United States Fire Insurance Company as landlord and the Company as tenant for space at 305 Madison Avenue, Morristown, NJ 07960, totaling 26,174 square feet (the “Premises”). The Company intends to move its principal executive offices and global headquarters to the Premises in connection with the upcoming expiration on March 31, 2022 of its current lease at 10 Hudson Yards, New York, NY 10001.

The commencement date of the Lease is the later of (i) delivery of the Premises and (ii) March 1, 2022. Under the terms of the Lease, the Company will receive five months of rent abatement from the commencement date and will start paying rent following the end of the abatement period (the “Rent Commencement Date”). The base rent for the first year of the Lease is $759,046.00 annualized, which is payable in equal monthly installments on the first day of each month. Every twelve months from the Rent Commencement Date, the base rent increases by 2.5%. The end of the Lease term is the last day of the calendar month of the five-year anniversary of the Rent Commencement Date (or the last day of the preceding month, if the Rent Commencement Date is the first day of a calendar month). The Company has one renewal option for an additional five-year term, based on market rates prevailing at such time. The Company will provide a $379,523.00 security deposit in the form of a letter of credit. The landlord will provide a $392,610.00 tenant improvement allowance.

In addition, the Lease contains customary default provisions, including, without limitation, those relating to payment default and bankruptcy events.

A copy of the Lease is attached hereto as Exhibit 10.1, and incorporated by reference. The foregoing description is qualified in its entirety by reference to the terms of the Lease.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Agreement of Lease, dated February 7, 2022, between United States Fire Insurance Company as Landlord and Intercept Pharmaceuticals, Inc., as Tenant*
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

* Exhibits to the Agreement of Lease have been omitted per Item 601(b)(10)(iv) of Regulation S-K, and the instructions to Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT PHARMACEUTICALS, INC.

By:	/s/ Andrew Saik
Name: Andrew Saik
Title: Chief Financial Officer

Date: February 9, 2022